FundX Upgrader Fund – FUNDX
FundX Flexible Income Fund – INCMX
FundX Conservative Upgrader Fund – RELAX
FundX Aggressive Upgrader Fund – HOTFX
FundX Sustainable Impact Fund - SRIFX

Supplement dated September 1, 2021 to
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated January 30, 2021

The Board is pleased to announce, that at a special meeting of the Funds' shareholders, held on September 1, 2021, the shareholders approved the new investment advisory agreement between FundX Investment Trust, on behalf of the Funds, and One Capital Management LLC.

Please retain this Supplement with your Prospectus and Statement of Additional Information dated January 30, 2021 for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-455‑FUND [3863].

Please retain this Supplement with the Prospectus, Summary Prospectus and SAI.
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